UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 17, 2018
(Date of earliest event reported)

CSAIL 2017-CX10 Commercial Mortgage Trust

(Exact name of issuing entity)

(Central Index Key Number 0001720474)

Column Financial, Inc.

(Central Index Key Number 0001628601)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

BSPRT Finance, LLC

(Central Index Key Number 0001722518)
Benefit Street Partners CRE Finance LLC

(Central Index Key Number 0001632269)

(Exact name of sponsor as specified in its charter)

Credit Suisse Commercial Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

(Central Index Key Number 0001654060)

Delaware	333- 207361-07	47-5115713
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue
New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed on November 30, 2017 (the “Original Form 8-K”), with respect to CSAIL 2017-CX10 Commercial Mortgage Trust. The purpose of this amendment is to make certain conforming and corrective revisions to the version of the document filed as Exhibit 4.12. No other changes have been made to the Original Form 8-K other than the changes described above and those described in the Form 8-K/A filed December 19, 2017. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) filed as Exhibit 4.1 to the Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	The Standard Highline NYC Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 17, 2018	CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and Chief Executive
Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	The Standard Highline NYC Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)